Exhibit 10.5

MetLife, Inc. _____________________________ Compensation Committee Board of Directors

June 13, 2017

Resolved:

(1)
That the Board approves Michel Khalaf’s eligibility to participate in the MetLife Deferred Compensation Plan for Globally Mobile Employees (the “Plan”) upon his appointment as President, U.S. and EMEA of MetLife, Inc. (the “Company”), subject to the terms and conditions of the Plan, as reflected in the materials presented to the Board and filed with the records of the meeting, and;

(2)
That the officers of the Company (the “Officers”) are authorized in the name and on behalf of the Company, to (a) take or cause to be taken any and all such further actions and to prepare, execute and deliver or cause to be prepared, executed and delivered, and where necessary or appropriate, file or cause to be filed with the appropriate governmental authorities, any and all instruments and documents, including all certificates, contracts, bonds, agreements, documents, instruments, receipts or other papers, (b) incur and pay or cause to be paid all fees and expenses and (c) engage such persons, in each case as such Officer shall in that Officer’s judgment determine to be necessary or appropriate to carry out fully the intent and purposes of the foregoing resolutions and each of the transactions contemplated thereby.

Metropolitan Life Insurance Company _____________________________ Compensation Committee Board of Directors

June 13, 2017

Resolved:

(1)
That the Board approves Michel Khalaf’s eligibility to participate in the MetLife Deferred Compensation Plan for Globally Mobile Employees (the “Plan”) upon his appointment as President, U.S. and EMEA of Metropolitan Life Insurance Company (the “Company”), subject to the terms and conditions of the Plan, as reflected in the materials presented to the Board and filed with the records of the meeting, and;

(2)
That the officers of the Company (the “Officers”) are authorized in the name and on behalf of the Company, to (a) take or cause to be taken any and all such further actions and to prepare, execute and deliver or cause to be prepared, executed and delivered, and where necessary or appropriate, file or cause to be filed with the appropriate governmental authorities, any and all instruments and documents, including all certificates, contracts, bonds, agreements, documents, instruments, receipts or other papers, (b) incur and pay or cause to be paid all fees and expenses and (c) engage such persons, in each case as such Officer shall in that Officer’s judgment determine to be necessary or appropriate to carry out fully the intent and purposes of the foregoing resolutions and each of the transactions contemplated thereby.

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